BRIGHTHOUSE FUNDS TRUST II	SUMMARY PROSPECTUS	April 27, 2026
MetLife Stock Index Portfolio
Class A, Class B, Class D, Class E and Class G Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at https://dfinview.com/BHFT. You can also get this information at no cost by calling
1-800-882-1292 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of
Additional Information, both dated April 27, 2026, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2025, including the notes to the financial statements, the financial highlights and the report of the
Portfolio’s independent registered public accounting firm, all of which are included in Form N-CSR of the Portfolio, dated
December 31, 2025, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective
To track the performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”).
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class D	Class E	Class G
Management Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.10%	0.15%	0.30%
Other Expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.28%	0.53%	0.38%	0.43%	0.58%
Fee Waiver[1]	(0.01% )	(0.01% )	(0.01% )	(0.01% )	(0.01% )
Net Operating Expenses	0.27%	0.52%	0.37%	0.42%	0.57%

Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$28	$89	$156	$355
Class B	$53	$169	$295	$664
Class D	$38	$121	$212	$479
Class E	$43	$137	$240	$541
Class G	$58	$185	$323	$725
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The S&P 500 Index consists of the common stocks of 500 companies, most of which are listed on the New York Stock Exchange. MetLife Investment Management, LLC (“MIM” or “Subadviser”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies included in the S&P 500 Index. The S&P 500 Index includes stocks issued by 500 leading companies in leading industries of the U.S. economy. The vast majority of companies included in the S&P 500 Index have a large capitalization. Although the Portfolio seeks to track the performance of the S&P 500 Index, its performance usually will not exactly match that of the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not incur these expenses. As of December 31, 2025, the market capitalizations of companies in the S&P 500 Index ranged from $5.5 billion to $4.5 trillion. The market capitalization limits will vary with market fluctuations.
MIM, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. The Portfolio may also invest in real estate investment trusts.
In seeking to track the performance of the S&P 500 Index, from time to time the Portfolio may focus its investments in one or more industries or sectors.
The Portfolio intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The Portfolio may become “non-diversified,” as defined in the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. Shareholder approval will not be sought if the Portfolio becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.
MIM may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the S&P 500 Index.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate.
Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Passive Management Risk. In attempting to track the returns of an index, the Portfolio may be more susceptible to risks than an actively managed portfolio because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.
Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Focused Investment Risk. Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Non-Diversification Risk. The Portfolio, in seeking to track the S&P 500 Index, may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. As a result, the Portfolio may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. To the extent that the Portfolio holds securities of a small number of issuers, its value will be affected to a greater extent by
MetLife Stock Index Portfolio

the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	20.46%
Lowest Quarter	Q1 2020	-19.63%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	17.59%	14.13%	14.53%
Class B	17.28%	13.84%	14.24%
Class D	17.46%	14.01%	14.41%
Class E	17.41%	13.95%	14.36%
Class G	17.22%	13.79%	14.18%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	17.88%	14.42%	14.82%
Management
Adviser. Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser. MetLife Investment Management, LLC is the subadviser to the Portfolio.
Portfolio Managers. Norman Hu, Director, and Mirsad Usejnoski, Director, are the managers of the Portfolio. Mr. Hu has been a manager of the Portfolio since 2003. Mr. Usejnoski has been a manager of the Portfolio since 2004.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
MetLife Stock Index Portfolio

BHF-36809